SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K	/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 1998


DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)


State or other jurisdiction of incorporation:		Tennessee
Commission File Number:				0-4769
I.R.S. Employer Identification Number:		61-0502302

Address of principal executive offices:			104 Woodmont Blvd.
                                    						Suite 500
                                   							Nashville, TN
Zip Code:		                           				37205



Registrant's telephone number, including area code: (615) 783-2000

Not Applicable
(Former name or former address, if changed since last report)




ITEM 5.   OTHER EVENTS

	On June 1, 1998 stockholders of Dollar General Corporation approved a change in the state of incorporation of Dollar General Corporation from Kentucky to Tennessee by approving the Agreement and Plan of Merger by and between Dollar General Corporation, a Kentucky corporation ("Dollar General-KY"), and Dollar General Corporation-TN, a Tennessee corporation and wholly-owned subsidiary of Dollar General-KY.

	The Articles of Merger were filed with the respective office of the Secretary of State for the State of Tennessee and the Commonwealth of Kentucky and effective on June 2, 1998. Pursuant to the Agreement and Plan of Merger, Dollar General-TN is the surviving corporation and is the successor registrant under Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon effectiveness of the merger, Dollar General-TN's name was changed to "Dollar General Corporation" as set forth in the Agreement and Plan of Merger.

	This Current Report on Form 8-K is filed pursuant to Rule 12g-3(f) promulgated under the Exchange Act. By operation of paragraph
(a) under Rule 12g-3, the registrant's common stock, $.50 par value per share, (the "Common Stock") is deemed registered under Section 12(b) of the Exchange Act and is a listed security on the New York Stock Exchange.

Description of Registrant's Common Stock

	The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by shareholders. Subject to prior dividend rights and sinking fund or redemption or purchase rights that may be applicable to any outstanding preferred stock, the holders of Common Stock are entitled to share ratably in such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available therefor. The holders of Common Stock are entitled to share ratably in any assets remaining after satisfaction of all prior claims upon liquidation of the Company. The holders of Common Stock are not entitled to cumulative voting in the election of directors, which means that the holders of a majority of the shares of voting for the election of directors can elect all of the directors then standing for election by the holders of Common Stock. The Company's Charter gives holders of Common Stock no preemptive or other subscription or conversion rights, and there are no redemption provisions with respect to such shares. All outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which the Company may designate and issue in the future.


ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(c)	Exhibits:

	2.1	Agreement and Plan of Merger*

	4.1	Charter*

	4.2	Bylaws*

______________
*Incorporated by reference to Exhibits A, B and C, respectively, from the Proxy Statement of Dollar General Corporation, the predecessor registrant, dated April 29, 1998.



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							DOLLAR GENERAL CORPORATION


Dated: June 2, 1998				By: /s/ Cal Turner, Jr.
							                        Cal Turner, Jr.
                        							Chairman, President and Chief
                               Executive Officer





EXHIBIT INDEX

Exhibit No.

	2.1	Agreement and Plan of Merger*

	4.1	Charter*

	4.2	Bylaws*

____________________________
*Incorporated by reference to Exhibits A, B and C, respectively, from the Proxy Statement of Dollar General Corporation, the predecessor registrant, dated April 29, 1998.